Exhibit 32.1

SECTION 906 CERTIFICATION OF
 PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
OF CASSIDY VENTURES INC.

In connection with the accompanying Annual Report on Form 10-K of Cassidy Ventures Inc. for the year ended June 30, 2012, the undersigned, Edward Hayes, President and Chief Executive Officer of Cassidy Ventures Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Annual Report on Form 10-K for the year ended June 30, 2012 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Annual Report on Form 10-K for the year ended June 30, 2012 fairly presents, in all material respects, the financial condition and results of operations of Cassidy Ventures Inc.

Date: September 28, 2012	/s/ Edward Hayes
Edward Hayes
President and Director (and principal financial officer and principal accounting officer)